=============================================================================


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                          --------------------------

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(D)
                    OF THE SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported): December 6, 1999

                          --------------------------

                                  CHIREX INC.
            (Exact name of registrant as specified in its charter)


            Delaware                   0-27698                 04-3296309
(State or other jurisdiction    (Commission File Number)     (IRS Employer
     of incorporation)                                    Identification No.)

                          --------------------------

                              300 Atlantic Street
                                   Suite 402
                          Stamford, Connecticut 06901
         (Address of principal executive offices, including zip code)

                                (203) 351-2300
             (Registrant's telephone number, including area code)






=============================================================================

Item 5.  Other Events.

          On December 6, 1999, ChiRex Inc. (the "Registrant") issued a press release announcing that revised 2000 demand for two pharmaceutical ingredients under a 1997 supply agreement with Glaxo Wellcome will fall short of contract expectation. The impact of this revision for the year 2000 is expected to be a reduction of $28.0 million in revenues, with a resulting reduction of $0.80 per share in net earnings, primarily to be reflected in the first quarter of 2000. The Registrant's press release dated December 6, 1999 containing further detail is attached hereto as Exhibit 99 and is incorporated herein by reference.

          This report includes or incorporates by reference information which may constitute forward-looking statements within the meaning of the federal securities laws including, but not limited to: statements concerning projections of revenues, earnings and other financial items, plans or objectives of management for future operations or future economic performance. Although the Registrant believes the expectations contained in such forward-looking statements are reasonable, it can give no assurances that such expectations will prove correct. Such forward-looking statements are based upon management's current plans or expectations and are subject to a number of risks and uncertainties, including, but not limited to: risks and uncertainties relating to conducting operations in a competitive environment and a changing industry; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships; and general economic conditions. Certain additional risks and uncertainties are set forth in the Registrant's 1998 Annual Report on Form 10-K405 filed with the Securities and Exchange Commission. As a consequence of these and other risks and uncertainties, current plans, anticipated actions and future financial condition and results may differ materially from those expressed in any forward-looking statements made by or on behalf of the Registrant.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c. The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-K:

(99) Press Release dated December 6, 1999

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   Chirex, Inc.

                                   By: /s/ JON E. TROPSA
                                      ------------------------
                                      Jon E. Tropsa
                                      Vice President,
                                      Finance


Dated: December 10, 1999

                                                                    EXHIBIT 99

Contact:

Michael A. Griffith

Chairman and Chief Executive Officer

Jon E. Tropsa

Vice President, Finance

ChiRex Inc.

(203) 351-2300

FOR IMMEDIATE RELEASE


        CHIREX ANNOUNCES SHORTFALL IN 2000 DEMAND FROM GLAXO WELLCOME RESULTING IN THE NEED TO REPHASE SUPPLY UNDER THE 1997 AGREEMENT

  Reduction in Near-Term Demand for Two Intermediates Will Negatively Affect

                     ChiRex FY2000 Financial Performance

STAMFORD, Conn. -- December 6, 1999 - ChiRex Inc. (Nasdaq: CHRX) announced today that revised 2000 demand for two pharmaceutical ingrediants under a 1997 supply agreement with Glaxo Wellcome will fall short of contract expectation. The impact of this revision for the year 2000 is expected to be a reduction of $28.0 million in revenues, with a resulting reduction of $0.80 per share in net earnings, primarily to be reflected in the first quarter of 2000. The companies have agreed jointly to identify alternative business targeted to offset the value of the lost 2000 production over the remaining three years of the supply agreement.

Glaxo Wellcome indicated that demand for these two intermediates from ChiRex in 2000 has declined from previously forecast levels. The reduction in volumes is due to two factors. Firstly, extra stock has been manufactured to minimise the risk of potential disruption to supply over the millenium. Secondly, additional manufacture was carried out to ensure supply continuity over product launches in markets around the world. Volumes in the launch period are very difficult to predict accurately due to the timing of regulatory approvals and a conservative view is therefore taken of stock requirements based on the best case scenario of early regulatory approvals.

Glaxo Wellcome commented that "The long leadtime to re-allocate product to ChiRex makes it difficult at this time to nominate replacement products for the intended quantities that will not be purchased in 2000. Glaxo Wellcome agrees to undertake with ChiRex a Strategic Product and Asset Review and to use our joint best endeavours to identify opportunities to purchase products in 2000 to compensate ChiRex in accordance with contractual obligations. It is intended to complete this review as soon as possible, and in any event before 30 June 2000."

Dr. Alan Bell, Director of International Actives Supply, Glaxo Wellcome stated "We have worked closely with ChiRex for many years to our mutual benefit. ChiRex is, and will remain, an important partner in our future operations."

Mr. Michael A. Griffith, Chairman and Chief Executive Officer of ChiRex Inc. stated "While we regret the short-term negative impact of this variation, we are committed to Glaxo Wellcome for the long-term. Our supply agreement had always contemplated potential variations in the forecast requirement for these two products. Consistent with the terms of the agreement, we will be working with Glaxo Wellcome to identify and introduce replactment products to offset the value of the lost 2000 production during the remaining three years of the supply agreement."

ChiRex Company Description

ChiRex Inc. is an integrated pharmaceutical outsourcing company that provides an extensive range of services to pharmaceutical and life science companies, primarily contract process research and development and contract manufacturing of active pharmaceutical ingredients. The Company operates through two operating divisions, the development division and the manufacturing division. The Company's development division is engaged in every aspect of substance development from discovery support at submission of IND (Investigational New Drug) including development and manufacture of material for clinical trials. The Company's manufacturing division produces bulk Active Pharmaceutical Ingredients. Together, the two divisions span all of the steps needed to prepare the Drug Substance subsection of a New Drug Application. The range of services provided by the company include:

     o proprietary process research to create and produce previously unaffordable chiral materials using the Company's patented process chemistry technologies, and production of unique proprietary building blocks that aid in the drug discovery process,

     o customer-sponsored innovative process research to solve process chemistry challenges using either traditional process chemistry techniques or proprietary techniques,

     o process research and development including discovery support, route design, route development and synthesis of pre-clinical molecules,

     o scale-up of clinical quantities of active pharmaceutical ingredients including laboratory synthesis, validated process demonstration, analytical methods development, hazard evaluation, and pilot plant production of clinical trial active ingredients, and

     o production of commercial-scale active ingredients for launch and later for sale in all markets globally.

ChiRex conducts its operations in four FDS cGMP facilities in Boston, Massachussetts; Malvern, Pennsylvania; Dudley, England; and Annan, Scotland.

The Company's common stock is publicly traded in the United States on the Nasdaq Stock Market's National Market ("NASDAQ") under the symbol "CHRX". The Common Stock of Chirex Inc. is a component of the Russell 2000 Stock Index and Russell 3000 Stock Index.

Any statements contained in this release that relate to projections of revenues, earnings or other financial items, plans or objectives of management for future operations or future economic performance are forward-looking statements that involve risks and uncertainties, many of which are beyond ChiRex's control.

Actual results could differ materially from those contemplated by these forward-looking statements as a result of factors, such as product development and marketing acceptance risks, product manufacturing risks, the impact of competitive products and pricing, the results of current and future licensing and other collaborative relationships, the results of financing efforts, developments regarding intellectual property rights and litigation, risks of product non-approval or delays or post-approval reviews of the U.S. Food and Drug Administration or foreign regulatory authorities. These factors and other factors that could affect these forward-looking statements are described in more detail under "Risk Factors" in our annual report on Form 10-K for the year ended December 31, 1998.

Readers are cautioned not to place undo reliance on these forward-looking statements, which speak only as of the date hereof. ChiRex undertakes no obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.